EXHIBIT I

JOINT FILING AGREEMENT

THIS JOINT FILING AGREEMENT is entered into as of March 17, 2015, by and among the parties hereto. The undersigned hereby agree that the Statement on Schedule 13D with respect to the ordinary shares, par value $0.0001 per share, of Xueda Education Group signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: March 17, 2015	WP X INVESTMENTS IV LTD.

By: /s/ Tara O'Neill
Name: Tara O’Neill
Title: Director

Dated: March 17, 2015	WARBURG PINCUS PRIVATE EQUITY X, L.P.

By: Warburg Pincus X, L.P., its General Partner
By: Warburg Pincus X GP L.P., its General Partner
By: WPP GP LLC, its General Partner
By: Warburg Pincus Partners, L.P., its Managing Member
By: Warburg Pincus Partners GP LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Dated: March 17, 2015	WARBURG PINCUS X PARTNERS, L.P.

By: Warburg Pincus X, L.P., its General Partner
By: Warburg Pincus X GP L.P., its General Partner
By: WPP GP LLC, its General Partner
By: Warburg Pincus Partners, L.P., its Managing Member
By: Warburg Pincus Partners GP LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Dated: March 17, 2015	WARBURG PINCUS X, L.P.

By: Warburg Pincus X GP L.P., its General Partner
By: WPP GP LLC, its General Partner
By: Warburg Pincus Partners, L.P., its Managing Member
By: Warburg Pincus Partners GP LLC, its General Partner
By: Warburg Pincus & Co., its Managing Member

By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Dated: March 17, 2015	WARBURG PINCUS X GP L.P.

By: WPP GP LLC, its General Partner By: Warburg Pincus Partners, L.P., its Managing Member By: Warburg Pincus Partners GP LLC, its General Partner By: Warburg Pincus & Co., its Managing Member

By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Dated: March 17, 2015	WPP GP LLC

By: Warburg Pincus Partners, L.P., its Managing Member By: Warburg Pincus Partners GP LLC, its General Partner By: Warburg Pincus & Co., its Managing Member

By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Dated: March 17, 2015	WARBURG PINCUS PARTNERS, L.P.

By: Warburg Pincus Partners GP LLC, its General Partner By: Warburg Pincus & Co., its Managing Member

By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Dated: March 17, 2015	WARBURG PINCUS PARTNERS GP LLC

By: Warburg Pincus & Co., its Managing Member

By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Dated: March 17, 2015	WARBURG PINCUS & CO.

By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Dated: March 17, 2015	WARBURG PINCUS LLC

By: /s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Managing Director

Dated: March 17, 2015	CHARLES R. KAYE

By: /s/ Robert B. Knauss
Robert B. Knauss, Attorney-in-fact*

Dated: March 17, 2015	JOSEPH P. LANDY

By: /s/ Robert B. Knauss
Robert B. Knauss, Attorney-in-fact*

    *    The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities and Exchange Commission on November 26, 2013 as an exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX, L.P. with respect to Laredo Petroleum Holdings, Inc. (now known as Laredo Petroleum, Inc.) and is hereby incorporated by reference.